Exhibit 99.1

Worksport Announces Global Launch of Terravis Energy Green Hydrogen Energy Systems

Mississauga – January 20, 2022 — Worksport Ltd (Nasdaq: WKSP) (the “Company”) has started the countdown to unveil a brand website that will showcase all the products from its wholly owned subsidiary Terravis Energy, Inc.

The Terravis Energy website will provide information pertinent to all that the R&D powerhouse has in the works, answering those burning questions its community has been asking. From its versatile, fast charging Non-Parasitic Electric Vehicle (NPEV) systems to its Terravis Microgrid™ technology, the public will be able to peruse the website and do high-level research on what is possible with the Terravis Energy innovations.

As previously mentioned, a number of NPEV fast charging systems have already been requested from several Canadian businesses. The same is true for the Terravis Energy Microgrid systems. The Terravis Energy website will provide insights into the various applications for this particular technology, including how it will benefit municipalities and provide increased infrastructure reliability for such industries as agriculture and blockchain.

“Our website will be a window into the future. We will provide as much information as possible covering Terravis Energy’s deliverables, which are deeply focused on transportation decarbonization and the green communities of tomorrow powered by our Terravis Microgrid™,” said Lorenzo H. Rossi, CEO Terravis Energy.

About Worksport Ltd.

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the IP on a variety of tonneau covers, solar integrations, and NP (Non-Parasitic), Hydrogen-based true green energy solutions for the sustainable, clean energy, and automotive industries. Worksport Ltd. seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and NP (Non-Parasitic), Hydrogen-based technology. For more information, please visit www.worksport.com, www.investworksport.com , www.goterravis.com and www.terravisenergy.com.

Connect with Worksport:

Please follow the company’s social media accounts on Twitter, Facebook, Linkedin, and Instagram, as well as sign up for the company’s newsletters at www.worksport.com or www.investworksport.com. Worksport Ltd. strives to provide frequent updates of its operations to its community of investors, clients, and customers to maintain the highest level of visibility.

Linkedin

Facebook

Twitter

Instagram

For additional information, please contact:

Steven Obadiah

Business Development Manager

Worksport Ltd.

T: 1-(888) 506-2013

E: investors@worksport.com

W: www.investworksport.com

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements include, but are not limited to, statements contained in this press release relating to the view of management of the Company concerning its business strategy, an up listing to a national exchange, future operating results and liquidity and capital resources outlook. Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company cannot guarantee future results, levels of activity, performance, or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results. No Stock Exchange or Regulation Services Provider accepts responsibility for the adequacy or accuracy of this release.